Exhibit 10

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

THIS ASSIGNMENT is entered this ________, 2006, by and between Environmental Energy Services, Inc. ("Assignor") and ______________________________ (“Assignee”).

WHEREAS, the Assignor entered into a Participation Agreement dated April 25, 2006 with One TEC, LLC (hereinafter the "Participation Agreement"), under which the Assignor agreed to pay One TEC, LLC $8,200,000 to purchase the following percentage working interests (the “Working Interests”) in oil and gas leases owned by One TEC, LLC in Van Buren, Cleburne and Stone Counties, Arkansas:

Clinton AMI	10% Working Interest in 25,000 acres	$2,000,000
Pearson AMI	20% Working Interest in 5,000 acres	$800,000
Remaining AMI	45% Working Interest in 15,000 acres	$5,400,000
	Total:	$8,200,000

WHEREAS, the Assignor has agreed to sell a 4.5% overriding royalty interest (the "Overriding Royalty Interest") in the Remaining AMI for $10,000,000 (or a 0.045% overriding royalty interest for each $100,000 invested) which is payable out of production allocable to the Assignor's Working Interest in the Remaining AMI (hereinafter, the "Assignor's Working Interest");

NOW THEREFORE, in consideration for $1.00 and the recitals and other mutual promises set forth herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.

ASSIGNMENT

In consideration for the payment by the Assignee to the Assignor of the sum of $___________, the receipt of which is hereby acknowledged, the Assignor hereby assigns and transfers to the Assignee all of its rights, interest and obligations in and to a _______% Overriding Royalty Interest in the Assignor’s Working Interest.  Each payment due on the Overriding Royalty Interest will be due and payable to Assignee within fifteen (15) days after the Assignor’s receipt of payment for its share of production from the Assignor’s Working Interest, and will be equal to: (a) the gross revenues from production allocated to the Remaining AMI leases within the section in which the well is located (without any deduction for the royalty interests payable from that production to the landowners/lessors or One TEC, LLC), times (b) Assignee’s Overriding Royalty Interest purchased hereunder.  Notwithstanding the foregoing, in the event production is received from a well in a section of the Remaining AMI in which the Assignor failed or refused to participate, then the Assignee shall not be entitled to any payments from that production on account of its Overriding Royalty Interest until production from the well is actually payable to Assignor after satisfaction of any penalty or preference provision provided for under the laws of the State of Arkansas or any other operating agreement among working

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interest owners in the section in which the well is located.  The Assignor and the Assignee agree that the Overriding Royalty Interest will not change as a result of any increases in the acreage contained with the Remaining AMI up to 20,000 total acres, but the Overriding Royalty Interest shall be reduced proportionally to the extent the leased acreage in the Remaining AMI increases above 20,000 acres.  The Assignor and the Assignee agree that the Overriding Royalty Interest will not change as a result of any increase or decrease in the working interest percentage owned by the Assignor in the Remaining AMI from that stated herein as a result of subsequent purchases or sales of working interests in the Remaining AMI.  In addition, the Assignor hereby agrees, for each dollar ($1.00) paid by the Assignee hereunder, to issue the Assignee warrants to purchase one (1) share of common stock of the Assignor at $0.05 per share, one (1) share of common stock of the Assignor at $0.15 per share, one (1) share of common stock of the Assignor at $0.25 per share and one (1) share of common stock of the Assignor at $0.50 per share, all with an expiration date of June 30, 2011. The warrants shall be evidenced by a warrant agreement in a form approved by the board of directors of the Assignor.

2.

NO LIABILITY FOR OBLIGATIONS UNDER PARTICIPATION AGREEMENT

By signing this Assignment, the Assignee accepts the assignment and transfer of the Overriding Royalty Interest being transferred by the Assignor hereunder, but by such assignment does not assume or agree to pay any obligations of the Assignor under the Participation Agreement, including any obligation of the Assignor to contribute costs for exploratory wells, development wells, completion costs, seismic costs, additional acreage acquired by One TEC, LLC in the Remaining AMI, or other costs for which working interest owners may be responsible from time to time.

3.

ASSIGNOR'S REPRESENTATIONS AND WARRANTIES

The Assignor represents and warrants to the Assignee that:

3.1

Ownership of Interest and Right to Transfer.  The Assignor is the sole owner of the Overriding Royalty Interest being transferred under this Assignment, free and clear of any and all liens or encumbrances, and will defend the same against all claims and demands of all persons.  The Assignor has a good right to grant the Assignee the Overriding Royalty Interest.

3.2

Documentation.  The Assignor shall execute and deliver all documents that may be required to effectuate the purpose hereof.  Assignee agrees that the Assignor shall not be required to record the Overriding Royalty Interest in the Assignee's name unless a third party acquires 100% of the outstanding common stock of the Assignor (whether by sale or merger), substantially all of its assets, all of the Assignor's Working Interest, or A. Leon Blaser ceases to be chairman of the board of the Assignor.

3.3

Changes in Remaining AMI.  The Assignor shall not change the geographic area that constitutes the Remaining AMI without the Assignee's prior written consent.

4.

REPRESENTATIONS AND WARRANTIES OF ASSIGNEE

Assignee represents and warrants that he/she/it has read the Participation Agreement and understands all benefits and burdens of an Overriding Royalty Interest owner in the Remaining

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AMI under the Participation Agreement.  Assignee further represents and warrants that he/she/it has had the opportunity to ask questions of management of the Assignor and One TEC, LLC, and to review any and all documents that the Assignee deems necessary and desirable before purchasing the Overriding Royalty Interest, including the Participation Agreement, any reports, studies, base mineral leases, geological surveys or reports, seismic reports, reserve estimates, drilling records, etc.

5.

SURVIVAL OF REPRESENTATIONS AND WARRANTIES

All warranties and representations made in this Assignment will survive the closing of the transfer of the Overriding Royalty Interest hereunder.

6.

MISCELLANEOUS PROVISIONS

6.1

Binding Effect.  The provisions of this Assignment are binding upon and will inure to the benefit of the heirs, personal representatives, successors, and assigns of the parties.

6.2

Governing Law.  This Assignment will be governed by the law of the state of Idaho.

6.3

Entire Assignment.  This Assignment constitutes the entire agreement between the parties pertaining to its subject matter, and it supersedes all prior and contemporaneous agreements, representations, and understandings of the parties.  No supplement, modification, or amendment of this Assignment will be binding unless executed in writing by all parties.

6.4

Counterparts.  This Assignment may be executed in multiple counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first above written.

ASSIGNOR:	ASSIGNEE:
ENVIRONMENTAL ENERGY SERVICES, INC. ___________________________________ By: A. Leon Blaser, CEO	________________________________ By: _______________________

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EXHIBIT B

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAW, AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

STOCK PURCHASE WARRANT

Environmental Energy Services, Inc., a Delaware corporation (the “Company”) issues this STOCK PURCHASE WARRANT as of the ____ day of _________, 2006 (the “Date of Issuance”), to ______________ (the “Holder”).

1.

Issuance of Warrant, Term.

(a)

For and in consideration of $10 by the Holder to the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby grants to the Holder the right to purchase at the Exercise Prices listed below the number of shares (collectively, the “Warrant Shares”) of Common Stock of the Company (the “Common Stock”) listed below, all subject to adjustment and upon the terms and conditions contained herein, together with the other appurtenant rights, powers and privileges hereinafter described:

No. of Warrant Shares	Exercise Price
$0.05
$0.15
$0.25
$0.50

(b)

This Warrant shall be exercisable at any time and from time to time in whole or in part until June 30, 2011.

2.

Exercise.

(a)

This Warrant may be exercised by the Holder hereof (but only on the conditions hereinafter set forth) as to all or any increment or increments of the Warrant Shares upon delivery of written notice of intent to exercise to the Company at the Company’s address set forth below its signature below or such other address as the Company shall designate

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in a written notice to the Holder hereof, together with this Warrant and cash or check payable to the Company for the aggregate Exercise Price of the Warrant Shares so purchased (the “Purchase Price”).  Upon exercise of this Warrant, the Company shall as promptly as practicable, and in any event within fifteen (15) days thereafter, execute and deliver to the Holder of this Warrant a certificate or certificates for the total number of Warrant Shares for which this Warrant is being exercised in such names and denominations as are requested by such Holder.  If this Warrant shall be exercised with respect to less than all of the Warrant Shares, the Holder shall be entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant shall not have been exercised.  The Company covenants and agrees that it will pay when due any and all state and federal issue taxes which may be payable in respect of the issuance of this Warrant or the issuance of any Warrant Shares upon exercise of this Warrant.

(b)

For purposes of this Warrant, “Common Stock” means the Common Stock of the Company, and all other securities of any class of classes (however designated) of the Company the holders of which have the right, without limitation as to amount, after payment on any securities entitled to a preference on dividends or other distributions upon any dissolution or winding up, either to all or to a share of the balance of payments upon such dissolution, liquidation or winding up.

3.

Covenants and Conditions.  The above provisions are subject to the following:

(a)

Neither this Warrant nor the Warrant Shares have been registered under the Securities Act or any state securities laws (“Blue Sky Laws”).  This Warrant has been acquired for investment purposes and not with a view to distribution or resale and may not be pledged, hypothecated, sold, made subject to a security interest, or otherwise transferred without (i) an effective registration statement for such Warrant under the Securities Act and such applicable Blue Sky Laws, or (ii) an opinion of counsel reasonably satisfactory to the Company that registration is not required under the Securities Act or under any applicable Blue Sky Laws.  Transfer of the Warrant Shares issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as the Warrant and the certificates representing such Warrant Shares shall bear substantially the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

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(b)

The Company covenants and agrees that all Warrant Shares that may be issued upon exercise of this Warrant will, upon issuance and payment therefor, be legally and validly issued and outstanding, fully paid and nonassessable.  The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant.

(c)

The Holder hereof and the Company agree to execute such other documents and instruments as counsel for the Company reasonably deems necessary to effect the compliance of the issuance of this Warrant and any Warrant Shares issued upon exercise of this Warrant with applicable federal and state securities laws.  In furtherance of the foregoing, the Holder represents and warrants:

(i)

The Holder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that the Holder is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests;

(ii)

The Holder is acquiring this Warrant, and will acquire the Warrant Shares, for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof.  The Holder understands that this Warrant has not been, and the Warrant Shares will not be, registered under the Securities Act or any Blue Sky Laws by reason of exemptions from the registration provisions of the Securities Act and such Blue Sky Laws that depend upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder’s representations;

(iii)

The Holder is familiar with the provisions of Rule 144 under the Act which permits the limited resale of restricted securities, subject to the satisfaction of certain conditions;

(iv)

The Holder has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management and the opportunity to review the Company’s facilities, financial statements and any other documents requested by the Holder.  The Holder has also had an opportunity to ask questions of officers of the Company, which were answered to its satisfaction.

4.

Transfer of Warrant.  Subject to the provisions of Paragraph 3, this Warrant or the Warrant Shares may be transferred, in whole or in part, to any person or business entity, by presentation of the Warrant or the Warrant Shares to the Company with written instructions for such transfer; provided, however, that the Company shall have the right to refuse to transfer any portion of this Warrant to any person who directly competes with the Company or is affiliated with any such competitor.  Upon such presentation for transfer, the Company shall promptly execute and deliver a new Warrant or Warrants in the form hereof in the name of the assignee or assignees and in the denominations specified in such instructions. The Company shall pay all expenses in connection with the preparation, issuance and delivery of Warrants under this Paragraph 4.

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5.

Warrant Holder Not Shareholder.  This Warrant does not confer upon the Holder hereof, as such, any right whatsoever as a shareholder of the Company.

6.

Antidilution; Adjustment.

(a)

The number of Warrant Shares purchasable hereunder are subject to adjustment from time to time, as follows:

(i)

If the Company at any time subdivides its Common Stock, the number of Warrant Shares issuable pursuant to this Warrant will be proportionately increased.  If the Company at any time combines its Common Stock, the number of Warrant Shares issuable pursuant to this Warrant will be proportionately decreased.

(ii)

If the Company at any time pays a dividend payable in, or make any other distribution (except any distribution specifically provided for in the foregoing subsections (i)) of Common Stock, then the number of Warrant Shares issuable pursuant to this Warrant will be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution of stockholders to that number of Warrant Shares determined by multiplying the number of Warrant Shares issuable immediately prior to such date of determination by a fraction (i) the numerator of which will be the total number of shares of Common Stock outstanding immediately after such dividend or distribution, calculated on a fully diluted basis as provided in Section 1(c) of this Warrant, and (ii) the denominator of which will be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, calculated on a fully diluted basis as provided in Section 1(c) of this Warrant.

(iii)

The number of shares reserved for issuance pursuant to this Warrant will automatically be adjusted without further action by the Company in the event of any adjustment of the number of Warrant Shares issuable pursuant to this Warrant.

(b)

In the event of a merger, consolidation, recapitalization, combination or exchange of Common Stock occurring after the date hereof pursuant to which the Company is not the surviving entity (an “Acquisition”), the Company covenants that it will obtain from the acquiring entity, as a condition to the closing of such transaction or event, the right for the Holder to exchange this Warrant, at its sole option and in lieu of exercise hereof, for a warrant to purchase the equivalent number of shares of the equivalent class of shares of the acquiring entity on a fully diluted basis.  The period of exercise of such new warrant shall be equal to the remaining duration of the exercise period of this Warrant.  If, as a result of such Acquisition, the shareholders of the Company immediately prior to such Acquisition own at least a majority of the shares of voting capital stock, assuming full exercise or conversion of all

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securities exercisable for or convertible into such voting capital stock, outstanding after such Acquisition and are entitled upon liquidation to receive a majority of the assets of the surviving entity, then the method of calculating the number of Warrant Shares set forth in Paragraph 1 hereof shall remain unaffected; otherwise, this Warrant shall, after such Acquisition, permit the Holder to purchase that percentage of Warrant Shares or other consideration of the acquiring entity which the Holder would be entitled to receive as a result of such merger, consolidation, recapitalization, combination or exchange of shares if this Warrant had been exercised in full immediately prior to such merger, consolidation, recapitalization, combination or exchange of shares (or the record date, if any, for such transaction or event) for the same aggregate exercise price as provided for in this Warrant.

7.

Notices.  Any and all notices, elections or demands permitted or required to be made under this Agreement shall be in writing, signed by the party giving such notice, election or demand and shall be delivered personally, telecopied, telexed, or sent by certified mail or nationally recognized courier service (such as Federal Express), to the other party at the address set forth below, or at such other address as may be supplied in writing and of which receipt has been acknowledged in writing. The date of personal delivery, telecopy or telex or one business day after delivery to such courier service or two business days after mailing, as the case may be, shall be the date of such notice, election or demand.  For the purposes of this Agreement:

The address of

Holder is:

___________________________________

___________________________________

___________________________________

The address of

the Company is:

Environmental Energy Services, Inc.

3350 Americana Terrace

Suite 215

Boise, Idaho 83706

8.

Amendment and Waiver.  Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited. or omit to perform any act herein required to be performed by it, only if the Company has obtained the prior written consent of the Holder.

9.

Descriptive Headings; Governing Law.  The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.  ALL QUESTIONS CONCERNING THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF GEORGIA WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISIONS OR RULE (WHETHER OF THE STATE OF GEORGIA OR ANY OTHER

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JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF IDAHO.

IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first above written.

“COMPANY”:

ENVIRONMENTAL ENERGY SERVICES, INC.

By: _________________________________
Greg Holsted, Chief Financial Officer

“HOLDER”:

By: _________________________________
Name: ______________________________

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